Exhibit (10)(i)(b)








                                             SERVICE AGREEMENT
                                                  BETWEEN
                             TRANSCONTINENTAL GAS PIPE LINE CORPORATION AND
                                           SOUTH JERSEY GAS COMPANY
                               SERVICE AGREEMENT UNDER RATE SCHEDULE ESS


                                       THIS    AGREEMENT    entered    into
                               this    first    clay    of    November,    1993,
                               by    and    between TRANSCONTINENTAL   GAS
                               PIPE   LINE CORPORATION,   a   Delaware
                               corporation, hereinafter referred to as
                               "Seller," first party, and SOLTTH JERSEY GAS
                               COMPANY, hereinafter referred to as "Buyer," second party,



                               WITNESSETH

                                      WHEREAS,  Seller  has  made  available  to
                               Buyer storage capacity from its Eminence Storage Field under Part 284 of the Commission's Regulations; and Buyer desires to purchase and Seller desires to sell natural gas storage service under Seller's Rate Schedule ESS as set forth herein:

                                        NOW, THEREFORE, Seller and Buyer agree
                               as follows:



                                                             ARTICLE I
                                                      SERVICE TO BE RENDERED

                                        1.        Subject to the terms and
                               provisions of this agreement and of Seller's Rate Schedule ESS, Seller agrees to inject into storage for Buyer's account, store and withdraw from storage, quantities of natural gas as follows:

                                                  To withdraw from storage up
                                                  to  a  maximum  quantity  on
                                                  any  day  of  39,373  Mcf,
                                                  which  quantity shall be
                                                  Buyer's Storage Demand
                                                  Quantity, or such greater
                                                  dally quantity,  as  appler-
                                                  able  from  time
                                                  to time, pursuant to the terms
                                                  and conditions of Seller's
                                                  Rate Schedule ESS.

                                                  To inject into storage a
                                                  maximum  quantity  on  any
                                                  day  of  5,250  Mcf,  which
                                                  quantity  shall  be Buyer's
                                                  Storage Injection Quantity, or
                                                  such greater dally quantity,
                                                  as applicable from time  to
                                                  time, pursuant to the terms
                                                  and conditions of Seller's
                                                  Rate Schedule ESS.

                                                  To receive and store up to a
                                                  total quantity at any one time
                                                  of  327,243  Mcf,  which
                                                  quantity  shall
                                                  be Buyer's Storage Capacity
                                                  Quantity.



                                                          ARTICLE II
                                               POINT(S) OF RECEIPT AND DELIVERY

                                         The Point of Receipt for injection of
                                natural gas delivered to Seller by Buyer and the Point of Delivery for withdrawal of natural gas delivered by Seller to Buyer under this agreement shall be at the point of interconnection of Seller's pipeline facilities and its Eminence Storage Field located in Covington County, Mississippi. Such gas shall be delivered or received at the prevailing pressure in Seller's pipeline system not to exceed the maximum allowable operating pressure.



                                                         ARTICLE III
                                                      TERM OF AGREEMENT

                                         This agreement shall be effective
                                November 1, 1993 and shall remain in force and effect until March 31, 2001, and year to year thereafter, subject to termination by either party upon six (6) months advance written notice to the other party.

                                      SERVICE AGREEMENT UNDER RATE SCHEDULE ESS

                                                          (Continued)




                                                         ARTICLE IV
                                                  RATE SCHEDULE AND PRICE

                                         1.        Buyer shall pay Seller for
                                 natural gas delivered to Buyer bereunder in accordance with Seller's
                                 Rate Schedule ESS and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.



                                                           ARTICLE V
                                                         MISCELLANEOUS

                                          1.       The subject headings of the
                                 Articles of this agreement are inserted for the purpose of convenient reference and are not intended to be part of this agreement nor to be considered in any interpretation of the same.

                                         2.        This agreement supersedes
                                 and cancels as of the effective date hereof the following contracts between the parties hereto:

                                          3.       No waiver by either party of
                                 any one or more defaults by the other in the performance of any provisions of this agreement sball operate or be construed as a waiver bf any future default or defaults, whether of a like or different character.

                                          4.       This agreement shall be
                                 interpreted, performed and enforced in accordance with the laws of the State of Texas.

                                          5.       This agreement shall be
                                 binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

                                          IN  WITNESS  WHEREOF,  the  parties
                                 hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.



                              TRANSCONTINENTAL GAS PIPELINE CORPORATION
                              (Seller)


                              By

                              Thomas E. Skains, Senior Vice President
                              Transportation   and   Customer   Services




                              SOUTH JERSEY GAS COMPANY
                              (Buyer)


                              By
                              William C. Bingham, Jr., Senior Vice President, Gas Supply



                Transcontinental Gas Pipe line Corporation
                2800 Post Oak Boulevard
                P.O. Box 1396
                Houston, Texas 77251-1396
                713-439-2000


                October 26, 1993



                  Mr. Bob Barbieri
                  South Jersey Gas Company
                  One South Jersey Plaza
                  Route 54
                  Folsom, New  Jersey  08037

                  Dear Bob:

                  Transcontinental Gas Pipe Line Corporation (TGPL) and South Jersey Gas Company executed a Rate Schedule ESS
                  Service Agreement, effective November 1, 1993, as a part of TGPL's compliance with the Federal Energy Regulatory Commission's (FERC) Order No. 636 in
                  Docket No. RP92-86.  Notwithstanding  anything  contained  in
                  Article III (Term) thereof, South Jersey Gas Company hereby agrees not to exercise its contract termination rights under the Rate Schedule ESS Service Agreement as long as TGPL has an obligation to provide Rate Schedule FS service to South Jersey Gas Company.

                                      Very truly yours,

                                      TRANSCONTINENTAL GAS PIPE LINE CORPORATION



                                      By:
                                         Thomas E. Skains
                                         Senior Vice President
                                         Transportation and  Customer Services


                  ACCEPTED AND AGREED TO:

                  South Jersey  Gas  Company


                  BY:
                       William C. Bingham,  Jr.
                       Sr. Vice President, Gas Supply

                    AMENDMENT TO SERVICE AGREEMENT UNDER RATE SCHEDULE ESS


                                   THIS  AMENDMENT  is  made  and  entered  into
                             effective  as  of  the  first  day  of  December,
                             1993 by   and   between   SOUTH   JERSEY   GAS
                             COMPANY, hereinafter    referred    to    as
                             "Buyer," and TRANSCONTINENTAL GAS PIPE LINE
                             CORPORATION, hereinafter referred to as "Seller."

                                                       WITNESSETH:

                                     WHEREAS,  Buyer and Selle    r  entered
                             into  an  Agreement  under  Seller's   Rate
                             Schedule   ESS effective as of November 1, 1993,
                             (Agreement); and

                                      WHEREAS,  Buyer  and  Seller  desire  to
                             amend  this  Agreement  in  order  to  provide
                             for   the increased  capacity  and  deliverability
                             attributable to Phase I (as described in Seller's Eminence Expansion Application in
                             Docket  No.  CP90-2230-000)  of  Seller's  Eminence
                             Storage   Field   Expansion approved  by  the
                             Federal  Energy  Regulatory Commission
                             (Commission)  on  April  18,  1991,   in   Docket
                             No.  CP90-2230-000,  and  the  allocation  of  such
                             increased  deliverability   in   accordance   with
                             the Commission's Order on October 4,  1993,  in
                             Docket No.  RS92-86-004,  et.  al.,   (October  4
                             Order);  and

                                      WHEREAS, Buyer  and  Seller  agree  that
                             the Agreement shall be further amended effective as of the in-service date of Phase II (as described in Seller's Expansion Application in Docket No. CP9O- 2230-005) of Seller's Eminence Storage Field Expansion to provide for any applicable revisions to the level of deliverability and capacity service compared to Buyer's deliverability and capacity as of December 1, 1993 in order to comply with the allocation authorized by the aforementioned October 4 Order; and

                                     WHEREAS,  Buyer  and  Seller  agree  that
                             the  Agreement  shall  be  further  amended
                             effective as of the in-service date of Phase III (as described in Seller's Expansion Application in Docket No. CP9O- 2230-005) of Seller's Eminence Storage Field Expansion to provide for any applicable revisions to the level of deliverability and capacity service compared to Buyer's deliverability and capacity as of the effective date of Phase 11 in order to comply with the allocation authorized by the
                             aforementioned October  4   Order.

                                     NOW   THEREFORE,   in   consideration   of
                             the   premises   and   mutual   covenants
                             hereinafter contained, the parties amend the Agreement as follows:

                             1 .     Article I  is  hereby  deleted  in  its
                             entirety effective December 1, 1993 and the following substituted therefor for the period extending until the in-service date of Phase 11 of Seller's Eminence Storage Field Expansion:


                                                 ARTICLE I
                                           SERVICE TO BE RENDERED

                                      1 .  Subject to the terms and
                                      provisions of this agreement and of Seller's Rate Schedule ESS, Seller agrees to inject into storage for Buyer's account, store and withdraw from storage, quantities of natural gas as follows:

                                               To withdraw from storage up to  a
                                               maximum  quantity  on  any  day
                                               of  68,248  Mcf,  which
                                               quantity shall be Buyer's Storage
                                               Demand Quantity,  or  such
                                               greater daily quantity, as
                                               applicable from time to time,
                                               pursuant  to  the  terms  and
                                               conditions of Seller's Rate
                                               Schedule ESS.

                                               To inject into storage a  maximum
                                               quantity  on  any  day  of  5,250
                                               Mcf,  which  quantity shall be
                                               Buyer's Storage Injection
                                               Quantity, or such greater daily
                                               quantity, as  applicable from
                                               time to time, pursuant to the
                                               terms and conditions  of
                                               Seller's  Rate  Schedule  ESS.

                                               To receive and store up to a
                                               total  quantity  at  any  ons
                                               time  of  480,535  Mcf,  which
                                               quantity shall be Buyer's Storage
                                               Capacity Quantity.

                  AMENDMENT TO SERVICE AGREEMENT UNDER RATE SCHEDULE ESS


                                        (CONTINUED)


                                   2.  This  Amendment  shall  be  effective
                                   for the period commencing December 1, 1993 and ending on the in-service date of Phase 11 of Saller's Eminence Storage Field Expansion. Buyer and Seller hereby agree to execute

                                            a)  a further amendment to
                                            Article I of the Agreement effective
                                            as of  the  in-service date of Phase
                                            11 of Seller's Eminence  Storage
                                            Field Expansion to  revise  the
                                            capacity and deliverability, as
                                            necessary, to  take  into account
                                            the  Phase  11 expansion and

                                            b)  a further amendment to
                                            Article I  of  the Agreement
                                            effective  as of  the  in-
                                            service date of Phase Ill of
                                            Seller's Eminence Storage Field
                                            Expansion  to  revise the capacity
                                            and deliverability, as necessary, to
                                            take into account the Phase  Ill
                                            expansion.

                                     3.   Except as hereinabove amended, the
                                     Agreement shall remain in full force and effect as written.




                                     IN WITNESS THEREOF, the parties hereto have executed this Amendment.


                             TRANSCONTINENTAL GAS PIPELINE CORPORATION



                             BY
                             Thomas E. Skains
                             Senior  Vice  President
                             Transportation  and   Customer   Services



                             SOUTH JERSEY GAS COMPANY

                             William C. Bingham, Jr.,
                             Senior Vice President, Gas Supply